UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
June 14, 2006
PDG Environmental, Inc.
(Exact name of registrant as specified in this charter)

Delaware (State or other jurisdiction of incorporation)	0-13667 (Commission File Number)	22-2677298 (IRS Employer Identification No.)

1386 Beulah Road, Building 801, Pittsburgh, PA (Address of Principal Executive Offices)	15235 (Zip Code)
Registrant’s Telephone Number, including area code: (412) 243-3200
NOT APPLICABLE
(Former Name or Former Address, if Changes Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 142-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operation and Financial Condition
This Current Report on Form 8-K is being furnished to disclose the press release issued by the Registrant on June 14, 2006. The following information is being provided under Item 2.02 Disclosure of Results of Operations and Financial Condition:
On June 14, 2006, PDG Environmental, Inc., issued a press release reporting its results of operations during the three months ended April 30, 2006. A copy of the press release is furnished as exhibit 20 of this report.

Item 9.01. Financial Statements, Pro forma Financial Information and Exhibits
     (c) Exhibits

Exhibits	Description

20	Press Release dated June 14, 2006

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PDG Environmental, Inc.

By	/s/ John C. Regan

John C. Regan Chairman and Chief Executive Officer
Date: June 14, 2006

EXHIBIT INDEX
20	Press Release dated June 14, 2006 reporting results of operations during the three months ended April 30, 2006.